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                                                                   EXHIBIT 10.8
                                FIRST AMENDMENT


                  FIRST AMENDMENT (this "Amendment"), dated as of March 8, 2001 among PHILIP SERVICES CORPORATION, a Delaware corporation (the "Borrower"), CANADIAN IMPERIAL BANK OF COMMERCE, as administrative agent for the Lenders (the "Administrative Agent"), and the lenders from time to time parties to the Secured PIK/Term Credit Agreement referred to below (the "Lenders"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Secured PIK/Term Credit Agreement referred to below.



                              W I T N E S S E T H:
                               - - - - - - - - - -


                  WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to a Credit Agreement, dated as of March 31, 2000 among the Borrower, the Administrative Agent and the Lenders (the "Secured PIK/Term Credit Agreement");

                  WHEREAS, the Borrower has requested certain amendments to the Credit Agreement; and

                  WHEREAS, subject to the terms and conditions of this Amendment, the Lenders are willing to grant such amendments.

                  NOW, THEREFORE, it is agreed:

                  1. Section 4.07(e) of the Credit Agreement is hereby amended by deleting the text "Schedule XXVI" appearing therein and inserting the text "Schedule XXVII" in lieu thereof.

                  2. Section 6.06 of the Credit Agreement is hereby amended by deleting the text "Schedule XXI" appearing in sub-clause (c) thereof and inserting the text "Schedule XXII" in lieu thereof.

                  3. Section 6.13 of the Credit Agreement is hereby amended by deleting the text "Schedule XXII" appearing therein and inserting the text "Schedule XXIII" in lieu thereof.

                  4. Section 8 of the Credit Agreement is hereby amended by deleting the text "Schedule XXIV" appearing in sub-clause (h) of the definition of "Permitted Dispositions" and inserting the text "Schedule XXV" in lieu thereof.

                  5. Section 8 of the Credit Agreement is hereby further amended by (i) deleting the text "Schedule XXV" appearing in sub-clause (b)(i) of the definition of "Permitted Investments" and inserting the text "Schedule XXVI" in lieu thereof and (ii) deleting the text "Schedule XXI" appearing in sub-clause
(b)(ii) of the definition of "Permitted Investments" and inserting the text "Schedule XXII" in lieu thereof.

                  6. Section 8 of the Credit Agreement is hereby further amended by deleting the text "Schedule XXVI" appearing in sub-clause (c) of the definition of "Permitted Liens" and inserting the text "Schedule XXVII" in lieu thereof.

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                  7. Notwithstanding anything contained in the Credit Agreement to the contrary, the Borrower may incur certain indemnification obligations in favor of the directors of, and agents engaged by, Phencorp International Finance Inc., an Irish corporation, Cecatur Holdings, an Irish corporation, and Philip Services (Delaware) L.L.C., a Delaware limited liability company (each such director or agent, an "Indemnitee" and each such obligation, an "Indemnification Obligation"); provided that (i) on the date of the incurrence of any Indemnification Obligation, no Event of Default shall have occurred and be continuing and (ii) as of any date of determination, the Borrower's maximum indebtedness under all Indemnification Obligations then outstanding shall not exceed $12,500,000.

                  8. The Borrower hereby represents and warrants that both before and after giving effect to this Amendment (x) no Default or Event of Default exists on the First Amendment Effective Date (as defined below) and (y) all of the representations and warranties contained in the Secured PIK/Term Credit Agreement or the other Credit Documents shall be true and correct in all material respects on and before the First Amendment Effective Date with the same effect as though such representations and warranties had been made on and as of such date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

                  9. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Secured PIK/Term Credit Agreement or any other Credit Document. All capitalized terms not defined herein shall have the meaning given to them in the Secured PIK/Term Credit Agreement.

                  10. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

                  11. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                  12. This Amendment shall become effective on the date (the "First Amendment Effective Date") when (i) with regard to paragraph 7 of this amendment only, the Administrative Agent shall have received a copy of each indemnification agreement entered into between the Borrower and an Indemnitee (the form of which shall be satisfactory to the Administrative Agent) together with a certificate from the Secretary of the Borrower certifying such indemnification agreement as being a true, correct, and complete copy thereof,
(ii) with regard to paragraph 7 of this amendment only, the Administrative Agent shall have received an executed copy of the Exit Lenders' consent to the incurrence by the Borrower of the Indemnification Obligations (the form and substance of which shall be satisfactory to the Administrative Agent), and (iii) each of the Borrower and the Required Lenders shall have signed a copy hereof (whether the same or different copies) and, in each case, shall have delivered (including by way of telecopier) the same to the Administrative Agent at the Notice Office.

                                      * * *


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                  IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.




                                     PHILIP SERVICES CORPORATION



                                     By:
                                        -------------------------------------
                                          Title:




                                     CANADIAN IMPERIAL BANK OF COMMERCE
                                          As Administrative Agent and
                                          Individually



                                     By:
                                        -------------------------------------
                                          Title:


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                                     ABN AMRO BANK CANADA


                                     By:
                                        -------------------------------------
                                          Title:


                                     By:
                                        -------------------------------------
                                          Title:



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                                     AMERICAN REAL ESTATE HOLDINGS L.P.


                                     By:
                                        -------------------------------------
                                          Title:


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                                     ACCORD FINANCIAL CORP.


                                     By:
                                        -------------------------------------
                                          Title:

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                                     THE BANK OF EAST ASIA (CANADA)


                                     By:
                                        -------------------------------------
                                          Title:

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                                     BEAR, STEARNS & CO. INC.


                                     By:
                                        -------------------------------------
                                          Title:
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                                     CHASE BANK OF TEXAS N.A.


                                     By:
                                        -------------------------------------
                                          Title:

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                                     THE CHASE MANHATTAN BANK

                                     By:
                                        -------------------------------------
                                          Title:
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                                     THE CHASE MANHATTAN BANK OF CANADA



                                     By:
                                        -------------------------------------
                                          Title:
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                                     CITIBANK, N.A.


                                     By:
                                        -------------------------------------
                                          Title:

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                                     CLARICA LIFE INSURANCE COMPANY
                                        (f/k/a Mutual Life Assurance Company
                                        of Canada)

                                     By:
                                        -------------------------------------
                                          Title:

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                                     COMERICA BANK


                                     By:
                                        -------------------------------------
                                          Title:

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                                     CREDIT SUISSE FIRST BOSTON CANADA


                                     By:
                                        -------------------------------------
                                          Title:
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                                     DAI-ICHI KANGYO BANK (CANADA)


                                     By:
                                        -------------------------------------
                                          Title:
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                                     DAI-ICHI KANGYO BANK, LTD.,
                                         New York Branch


                                     By:
                                        -------------------------------------
                                          Title:
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                                     DEUTSCHE BANK CANADA

                                     By:
                                        -------------------------------------
                                          Title:

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                                     SENIOR DEBT PORTFOLIO

                                     By:
                                        -------------------------------------
                                          Title:
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                                     FERNWOOD ASSOCIATES L.P.


                                     By:
                                        -------------------------------------
                                          Title:
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                                     FOOTHILL CAPITAL CORPORATION


                                     By:
                                        -------------------------------------
                                          Title:
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                                     GOLDMAN SACHS CREDIT PARTNERS L.P.


                                     By:
                                        -------------------------------------
                                          Title:
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                                     GOLDMAN SACHS CANADA CREDIT PARTNERS CO.


                                     By:
                                        -------------------------------------
                                          Title:

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                                     HIGH RIVER LIMITED PARTNERSHIP


                                     By:
                                        -------------------------------------
                                          Title:

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                                     KEY BANK, N.A.


                                     By:
                                        -------------------------------------
                                          Title:
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                                     MADELEINE CORP.


                                     By:
                                        -------------------------------------
                                          Title:

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                                     MADELEINE LLC


                                     By:
                                        -------------------------------------
                                          Title:
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                                     MELLON BANK OF CANADA
                                        by Mellon Bank, N.A.


                                     By:
                                        -------------------------------------
                                          Title:

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                                     MUTUAL SHARES FUND, A SERIES OF
                                        FRANKLIN MUTUAL SERIES FUND, INC.


                                     By:
                                        -------------------------------------
                                          Title:

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                                     BANK OF AMERICA, N.A. (FORMERLY
                                        KNOWN AS NATIONSBANK, N.A.)


                                     By:
                                        -------------------------------------
                                          Title:

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                                     BNP PARIBAS



                                     By:
                                        -------------------------------------
                                          Title:

                                     By:
                                        -------------------------------------
                                          Title:

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                                     ROYAL BANK OF SCOTLAND PLC



                                     By:
                                        -------------------------------------
                                          Title:
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                                     SAKURA BANK (CANADA)


                                     By:
                                        -------------------------------------
                                          Title:
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                                     SOCIETE GENERALE (CANADA)


                                     By:
                                        -------------------------------------
                                          Title:
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                                     TORONTO DOMINION (NEW YORK), INC.


                                     By:
                                        -------------------------------------
                                          Title:
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                                     WACHOVIA BANK, N.A.


                                     By:
                                        -------------------------------------
                                          Title: